Exhibit 10.1

AMENDMENT NO. 8

Dated as of September 10, 2014

to

AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of November 24, 2009, as amended and restated as of February 2, 2011

THIS AMENDMENT NO. 8 (this “Amendment”) is made as of September 10, 2014 by and among Crestwood Equity Partners LP (formerly known as Inergy, L.P.), a Delaware limited partnership (the “Borrower”), the financial institutions listed on the signature pages hereof (collectively, the “Lenders”), and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), under that certain Amended and Restated Credit Agreement dated as of November 24, 2009, as amended and restated as of February 2, 2011, by and among the Borrower, the lenders party thereto and the Administrative Agent (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent agree to make certain amendments to the Credit Agreement; and

WHEREAS, the Lenders party hereto and the Administrative Agent have agreed to such amendments on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to enter into this Amendment.

Amendments to the Credit Agreement. Effective as of the Amendment Effective Date defined below, the Borrower, the Lenders and the Administrative Agent agree that the Credit Agreement is hereby amended as follows:

The definition of “LIBO Rate” set forth in Section 1.01 of the Credit Agreement is amended to delete the phrase “British Bankers Association” appearing therein and to replace such phrase with “ICE Benchmark Administration”.

The definition of “Required Total Leverage Ratio” set forth in Section 1.01 of the Credit Agreement is amended and restated in its entirety to read as follows:

“Required Total Leverage Ratio” means, with respect to any fiscal quarter of the Borrower, the ratio set forth opposite such fiscal quarter:

Fiscal Quarter Ending On or About	Required Total Leverage Ratio
September 30, 2014	5.50 to 1.00
December 31, 2014	5.50 to 1.00
March 31, 2015	5.25 to 1.00
June 30, 2015	5.00 to 1.00
September 30, 2015 and each fiscal quarter ending thereafter	4.75 to 1.00

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Section 1.01 of the Credit Agreement is amended to add the following definitions thereto in the appropriate alphabetical order and, where applicable, replace the corresponding previously existing definitions:

“Amendment No. 8 Effective Date” means September 10, 2014.

“General Partnership Commitment” means, with respect to each Lender, the commitment of such Lender to make General Partnership Loans. On the Amendment No. 8 Effective Date, the aggregate amount of General Partnership Commitments is Six Hundred Twenty-Five Million Dollars ($625,000,000).

Section 2.20 of the Credit Agreement is amended to delete the number “$100,000,000” appearing therein and replace such number with “$25,000,000”.

Increase of Revolving Commitments. Effective as of the Amendment Effective Date defined below and subject to the terms and conditions of the Credit Agreement, each Lender party hereto and listed on Annex I attached hereto (each, an “Increasing Lender”) agrees that on the Amendment Effective Date it shall have its General Partnership Commitment increased by the amount set forth opposite its name on Annex I under the caption “General Partnership Commitment Increase” (with respect to each Increasing Lender, its “Commitment Increase”), thereby making the aggregate amount of its total General Partnership Commitments equal to the amount set forth opposite its name on Annex I under the caption “Total General Partnership Commitment”.

Conditions of Effectiveness. This Amendment shall become effective on the date that each of the following conditions is met (the “Amendment Effective Date”):

The Administrative Agent shall have received counterparts of (i) this Amendment duly executed by the Borrower, the Required Lenders, each Increasing Lender and the Administrative Agent and (ii) the Consent and Reaffirmation attached hereto duly executed by the Subsidiary Guarantors.

The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Amendment Effective Date) of Simpson Thacher & Bartlett LLP, counsel to the Borrower, in form and substance reasonably satisfactory to the Administrative Agent and covering such matters relating to the Borrower, the Credit Documents, this Amendment and the transactions contemplated hereby as the Administrative Agent shall reasonably request. The Borrower hereby requests such counsel to deliver such opinion.

The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

The Administrative Agent shall have received all fees and other amounts due and payable on or prior to date hereof, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including fees and expenses of counsel for the Administrative Agent) required to be reimbursed or paid by the Borrower in connection with this Amendment.

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Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

This Amendment and the Credit Agreement as modified hereby constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

As of the date hereof and after giving effect to the terms of this Amendment, (i) the representations and warranties of the Borrower set forth in the Credit Agreement as amended hereby are true and correct on and as of the date hereof in all material respects (other than those representations and warranties already qualified by materiality or material adverse effect, such representations and warranties to be accurate in all respects), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date in all material respects (other than those representations and warranties already qualified by materiality or material adverse effect, such representations and warranties to be accurate in all respects) and (ii) no Default has occurred and is continuing.

Reallocation. The Borrower and the Lenders agree that the Administrative Agent shall make such reallocations of the outstanding General Partnership Loans as are necessary to cause each Lender’s portion of the outstanding General Partnership Loans of all the Lenders to equal its Applicable Percentage of such outstanding General Partnership Loans under the Credit Agreement as amended hereby. The reallocation made pursuant to this Section 5 shall be accompanied by payment of all accrued interest on the reallocated amount and the Borrower hereby agrees to compensate, if applicable, each Lender for any and all losses, costs and expenses incurred by such Lender in connection with the sale and assignment of any Eurodollar Loans and the reallocation described in this Section 5 on the terms and in the manner set forth in Section 2.16 of the Credit Agreement.

Reference to and Effect on the Credit Agreement.

Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Credit Document shall mean and be a reference to the Credit Agreement as modified hereby.

Each Credit Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the other Credit Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

Upon the effectiveness hereof, this Amendment shall be a Credit Document for all purposes.

Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

CRESTWOOD EQUITY PARTNERS LP, as the Borrower

By:	CRESTWOOD EQUITY GP LLC, its general partner

By	/s/ Joel C. Lambert
Name: Joel C. Lambert
Title: Corporate Secretary

Signature Page to Amendment No. 8 to

Amended and Restated Credit Agreement

Crestwood Equity Partners LP

JPMORGAN CHASE BANK, N.A.,
individually as a Lender and as Administrative Agent

By:	/s/ Kenneth J. Fatur
Name:	Kenneth J. Fatur
Title:	Managing Director

Bank of America, N.A.,

By:	/s/ Ronald E. McKaig
Name:	Ronald E. McKaig
Title:	Managing Director

PNC Bank, National Association

By:	/s/ Colin Warman
Name:	Colin Warman
Title:	Vice President

Wells Fargo Bank, N.A.

By:	/s/ Brandon Kast
Name:	Brandon Kast
Title:	Assistant Vice President

BARCLAYS BANK PLC

By:	/s/ Christopher R. Lee
Name:	Christopher R. Lee
Title:	Assistant Vice President

Citibank, N.A.

By:	/s/ John F. Miller
Name:	John F. Miller
Title:	Attorney-In-Fact

Credit Suisse AG, Cayman Islands Branch

By:	/s/ Mikhail Faybusovich
Name:	Mikhail Faybusovich
Title:	Authorized Signatory

Signature Page to Amendment No. 8 to

Amended and Restated Credit Agreement

Crestwood Equity Partners LP

MORGAN STANLEY BANK, N.A.

By:	/s/ Michael King
Name:	Michael King
Title:	Authorized Signatory

SUNTRUST BANK

By:	/s/ Chulley Bogle
Name:	Chulley Bogle
Title:	Vice President

ROYAL BANK OF CANADA

By:	/s/ Jason S. York
Name:	Jason S. York
Title:	Authorized Signatory

ROYAL BANK OF Scotland

By:	/s/ Nathan Bautista
Name:	Nathan Bautista
Title:	Authorised Signatory

ROYAL BANK OF CANADA

By:	/s/ Jason S. York
Name:	Jason S. York
Title:	Authorized Signatory

Bank of Tokyo-Mitsubishi UFJ, Ltd.

By:	/s/ Maria Ferradas
Name:	Maria Ferradas
Title:	Vice President

COMERICA BANK

By:	/s/ Jeffery Treadway
Name:	Jeffery Treadway
Title:	Senior Vice President

Signature Page to Amendment No. 8 to

Amended and Restated Credit Agreement

Crestwood Equity Partners LP

BOKF NA, dba Bank of Oklahoma

By:	/s/ J. Nick Cooper
Name:	J. Nick Cooper
Title:	Vice President

FIFTH THIRD BANK

By:	/s/ Justin Crawford
Name:	Justin Crawford
Title:	Director

Branch Banking and Trust Company

By:	/s/ James Giordano
Name:	James Giordano
Title:	Vice President

The Private Bank & Trust Co.

By:	/s/ Brock Wood
Name:	Brock Wood
Title:	Associate Managing Director

RAYMOND JAMES BANK, N.A.

By:	/s/ Scott G. Axelrod
Name:	Scott G. Axelrod
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Benjamin J. Lenoard
Name:	Benjamin J. Lenoard
Title:	Vice President

BANK MIDWEST, A DIVISION OF NBH BANK, N.A.

By:	/s/ Thomas J. Rohling
Name:	Thomas J. Rohling
Title:	Senior Vice President

Signature Page to Amendment No. 8 to

Amended and Restated Credit Agreement

Crestwood Equity Partners LP

CONSENT AND REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 8 to the Amended and Restated Credit Agreement dated as of November 24, 2009, as amended and restated as of February 2, 2011 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”) by and among Crestwood Equity Partners LP, the financial institutions from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), which Amendment No. 8 is dated as of September 10, 2014 (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Credit Agreement and any other Credit Document executed by it and acknowledges and agrees that such Credit Agreement and each and every such Credit Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment. This Consent and Reaffirmation shall be a Credit Document for all purposes and shall be construed in accordance with and governed by the law of the State of New York. This Consent and Reaffirmation may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

Dated: September 10, 2014

[Signature Page Follows]

L & L TRANSPORTATION, LLC, as a Subsidiary Guarantor		STELLAR PROPANE SERVICE, LLC, as a Subsidiary Guarantor

By:	/s/ Joel C. Lambert	By:	/s/ Joel C. Lambert
Name:	Joel C. Lambert	Name:	Joel C. Lambert
Title:	Corporate Secretary	Title:	Corporate Secretary

CRESTWOOD TRANSPORTATION LLC, as a Subsidiary Guarantor		CRESTWOOD SALES & SERVICE INC., as a Subsidiary Guarantor

By:	/s/ Joel C. Lambert	By:	/s/ Joel C. Lambert
Name:	Joel C. Lambert	Name:	Joel C. Lambert
Title:	Corporate Secretary	Title:	Corporate Secretary

CEQP FINANCE CORP., as a Subsidiary Guarantor		CRESTWOOD PARTNERS LLC, as a Subsidiary Guarantor

By:	/s/ Joel C. Lambert	By:	/s/ Joel C. Lambert
Name:	Joel C. Lambert	Name:	Joel C. Lambert
Title:	Corporate Secretary	Title:	Corporate Secretary

TRES PALACIOS GAS STORAGE LLC, as a Subsidiary Guarantor		IPCH ACQUISITION CORP., as a Subsidiary Guarantor

By:	/s/ Joel C. Lambert	By:	/s/ Joel C. Lambert
Name:	Joel C. Lambert	Name:	Joel C. Lambert
Title:	Corporate Secretary	Title:	Corporate Secretary

Signature Page to Consent and Reaffirmation to Amendment No. 8 to

Amended and Restated Credit Agreement

Crestwood Equity Partners LP

CRESTWOOD MIDSTREAM GP, LLC, as a Subsidiary Guarantor		TRES PALACIOS MIDSTREAM, LLC, as a Subsidiary Guarantor

By:	/s/ Joel C. Lambert	By:	/s/ Joel C. Lambert
Name:	Joel C. Lambert	Name:	Joel C. Lambert
Title:	Corporate Secretary	Title:	Corporate Secretary

MGP GP, LLC, as a Subsidiary Guarantor		CRESTWOOD MIDSTREAM HOLDINGS LP, as a Subsidiary Guarantor

By:	/s/ Joel C. Lambert	By:	/s/ Joel C. Lambert
Name:	Joel C. Lambert	Name:	Joel C. Lambert
Title:	Corporate Secretary	Title:	Corporate Secretary

CRESTWOOD OPERATIONS, LLC, as a Subsidiary Guarantor		CRESTWOOD SERVICES LLC, as a Subsidiary Guarantor

By:	/s/ Joel C. Lambert	By:	/s/ Joel C. Lambert
Name:	Joel C. Lambert	Name:	Joel C. Lambert
Title:	Corporate Secretary	Title:	Corporate Secretary

CRESTWOOD WEST COAST LLC, as a Subsidiary Guarantor

By:	/s/ Joel C. Lambert
Name:	Joel C. Lambert
Title:	Corporate Secretary

Signature Page to Consent and Reaffirmation to Amendment No. 8 to

Amended and Restated Credit Agreement

Crestwood Equity Partners LP

Annex I

INCREASING LENDER	GENERAL PARTNERSHIP COMMITMENT INCREASE	TOTAL GENERAL PARTNERSHIP COMMITMENT
BANK OF AMERICA, N.A.	$3,250,000.00	$42,535,714.29
WELLS FARGO BANK, N.A.	$3,250,000.00	$42,535,714.29
BARCLAYS BANK PLC	$8,500,000.00	$39,928,571.43
CITIBANK, N.A.	$8,500,000.00	$39,928,571.43
CREDIT SUISSE, CAYMAN ISLANDS BRANCH	$8,500,000.00	$39,928,571.43
MORGAN STANLEY BANK, N.A.	$8,500,000.00	$39,928,571.43
SUNTRUST BANK	$8,500,000.00	$39,928,571.43
ROYAL BANK OF CANADA	$8,500,000.00	$32,071,428.57
THE ROYAL BANK OF SCOTLAND PLC	$8,500,000.00	$32,071,428.57
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.	$3,000,000.00	$26,571,428.57
COMERICA BANK	$3,000,000.00	$26,571,428.57
PNC BANK, NATIONAL ASSOCIATION	$3,000,000.00	$26,571,428.57

TOTAL INCREASE:	$75,000,000.00